UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2022

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-32242	38-2511577
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Domino’s Pizza, Inc. Common Stock, $0.01 par value	DPZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders of Domino’s Pizza, Inc. (the “Company”) was held on April 26, 2022. A total of 32,066,651 shares were present or represented by proxy at the meeting, representing 88.99% of all shares entitled to vote at the Annual Meeting. The matters presented for a vote and the related results are as follows:

1. ELECTION OF DIRECTORS

Proposal one was the election of nine nominees to serve as Directors of the Company, each for a term of one year expiring at the Company’s 2023 annual meeting of shareholders, until their respective successors are duly elected or qualified or until his or her earlier death, resignation or removal. The result of the vote was as follows:

	FOR		WITHHELD
Nominee	# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Broker Non-Votes
David A. Brandon	27,949,579	94.66%	1,577,648	5.34%	2,539,424
C. Andrew Ballard	29,200,879	98.89%	326,348	1.11%	2,539,424
Andrew B. Balson	27,244,209	92.27%	2,283,018	7.73%	2,539,424
Corie S. Barry	29,330,134	99.33%	197,093	0.67%	2,539,424
Diana F. Cantor	28,125,687	95.25%	1,401,540	4.75%	2,539,424
Richard L. Federico	28,781,786	97.48%	745,441	2.52%	2,539,424
James A. Goldman	27,316,702	92.51%	2,210,525	7.49%	2,539,424
Patricia E. Lopez	28,982,122	98.15%	545,105	1.85%	2,539,424
Russell J. Weiner	29,112,090	98.59%	415,137	1.41%	2,539,424

Pursuant to the foregoing votes, the nine nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional Director nominations brought before the Meeting.

2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal two was the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the current fiscal year. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
31,174,562	97.37%	840,207	2.62%	51,882	—

Pursuant to the foregoing votes, the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the current fiscal year was approved.

3. ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Proposal three was the advisory vote on the approval of the executive compensation of the named executive officers of the Company. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
27,346,560	92.79%	2,123,379	7.20%	57,288	2,539,424

Pursuant to the foregoing votes, the executive compensation of the named executive officers of the Company was approved in this non-binding advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date: April 27, 2022	/s/ Kevin S. Morris
Kevin S. Morris Executive Vice President, General Counsel and Corporate Secretary